General Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for General Municipal Bond Fund, Inc. covers the six-month period from March 1, 2001 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended August 31, 2001, the fund produced a 5.14% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average's return was 4.72% for the same period.(2)

We attribute the fund's performance to our security selection strategy. We received especially strong returns from income-oriented bonds that appreciated in value as interest rates declined.

What is the fund's investment approach?

Our goal is maximize income exempt from federal income tax to the extent as is consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with that of other municipal bond funds.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. When the six-month reporting period began, slower retail sales, higher energy prices and more frequent workforce layoffs had already adversely affected economic growth and consumer confidence. The Federal Reserve Board (the "Fed") began to take aggressive steps in early January 2001 to avoid a recession and stimulate economic growth, when it implemented the first of two short-term interest-rate cuts before the current reporting period began. The Fed' s moves toward a more accommodative monetary policy continued during the reporting period, with rate cuts implemented in March, April, May, June and August. All told, the Fed has reduced rates by 300 basis points since the beginning of 2001. Some of the municipal bond market's strong performance can also be attributed to investors fleeing a declining stock market, which strengthened demand. Yields of tax-exempt bonds generally continued to move lower in this environment.

Our security selection strategy worked well during the period. The fund particularly benefited from its income-producing holdings of tax-exempt asset-backed securities. These bonds appreciated as they became more popular among investors. The fund also received attractive returns from its deep-discount holdings, which were acquired when they were out of favor among investors. As market conditions evolved, they returned to favor and gained value. We gradually reduced our exposure to these holdings as the market rallied during the reporting period.


We generally reinvested the proceeds of those sales in income-oriented bonds. These bonds are particularly attractive to individual investors, who are typically willing to pay higher prices for the added protection that higher yields provide during downturns. Income-oriented bonds proved to be particularly beneficial when interest rates declined further, making it more likely that their issuers would redeem, or call, them early. This likelihood caused the bonds to be priced as if they were maturing on their call dates, producing significant capital appreciation.

What is the fund's current strategy?

After six interest-rate cuts in as many months, we believe that interest rates may be close to their lows for the current cycle. Accordingly, we have gradually moved the fund toward a more defensive posture by focusing more intently on income-oriented bonds. These bonds tend to do well during economic downturns, because their relatively high yields provide a cushion against potential price declines. In addition, to protect the fund against the possibility of credit deterioration if the economy weakens further, we have recently focused more intently on quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.4%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.9%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     8,704,649                3,292,399

Jefferson County, Sewer Revenue

   5.375%, 2/1/2036 (Insured; FGIC)                                                           5,000,000                5,142,250

ARIZONA--.2%

Glendale Industrial Development Authority

   (Midwestern University) 5.875%, 5/15/2031                                                  1,000,000                1,042,190

ARKANSAS--.3%

Little Rock School District 5%, 2/1/2029 (Insured; FSA)                                       1,140,000                1,148,037

CALIFORNIA--4.1%

California Pollution Control Financing Authority, PCR

  (San Diego Gas and Electric Co.)

   9.186%, 6/1/2014 (Insured; MBIA)                                                           6,355,000  (a,b)         8,033,101

San Joaquin Hills Transportation Corridor, Toll Road Revenue:

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,694,760

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    24,000,000                5,200,560

   Zero Coupon, 1/15/2032 (Insured; MBIA)                                                    13,690,000                2,815,896

COLORADO--8.3%

Broomfield City and County, COP, Open Space Park

  and Recreation Facilities

   5.50%, 12/1/2020 (Insured; AMBAC)                                                          1,000,000                1,062,080

Colorado Educational and Cultural Facilities Authority,

  LR (Community Colleges of Colorado Project)

   5.50%, 12/1/2021 (Insured; AMBAC)                                                          1,100,000                1,169,465

Colorado Housing Finance Authority, Single Family Program

   7.15, 10/1/2030 (Insured; FHA)                                                             1,115,000                1,279,819

E-470 Public Highway Authority, Revenue:

   Zero Coupon, 9/1/2022 (Insured; MBIA)                                                     10,900,000                3,656,078

   5.75%, 9/1/2035 (Insured; MBIA)                                                            5,500,000                5,971,460

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                                          4,065,000                4,321,339

   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                                 1,035,000  (c)           1,111,963

   7.75%, 11/15/2021 (Prerefunded 11/15/2001)                                                 1,395,000  (c)           1,437,352

   7.25%, 11/15/2023                                                                          3,985,000                4,245,141

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 1,200,000  (c)           1,289,232

   8.00%, 11/15/2025 (Prerefunded 11/15/2001)                                                 1,360,000  (c)           1,374,892

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,274,050



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,371,388

   7.125%, 6/15/2041                                                                          2,500,000                2,576,050

CONNECTICUT--.9%

Connecticut State Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              4,000,000                4,094,320

DISTRICT OF COLUMBIA--2.5%

District of Columbia Tobacco Settlement Financing

   Corp., Asset Backed 6.75%, 5/15/2040                                                      10,000,000               11,080,000

FLORIDA--.8%

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           3,385,000                3,471,148

GEORGIA-- 1.1%

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,661,697

ILLINOIS--3.2%

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                5,299,000

Illinois Development Finance Authority, Revenue

  (Midwestern University):

      6%, 5/15/2026                                                                           1,000,000                1,035,860

      6%, 5/15/2031                                                                           1,000,000                1,033,250

Illinois Health Facilities Authority, Health Hospital and Nursing

  Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                                           5,185,000                5,360,771

Village of Romeoville 8.375%, 1/1/2010                                                        1,210,000                1,262,260

INDIANA--.6%

Indiana State Development Finance Authority, Revenue

   (Inland Steel Facilities) 5.75%, 10/1/2011                                                 5,000,000                2,668,500

KENTUCKY--3.0%

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,255,095

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                6,968,280

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--2.5%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (c)           6,650,518

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                  4,140,000                4,133,169

MARYLAND--1.3%

Maryland Community Development Administration Department

   of Community Development 10.666% 4/1/2026                                                  4,400,000  (a,b)         4,891,260

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                                                        965,000                  985,304

MASSACHUSETTS--2.9%

Massachusetts Development Finance Agency, College and

   University Revenue (Boston University) 6%, 5/15/2059                                       2,500,000                2,819,050

Route 3 North Transit Improvement Association, Lease

  Revenue:

      5.25%, 6/15/2024 (Insured; MBIA)                                                        7,000,000                7,195,370

      5.375%, 6/15/2033 (Insured; MBIA)                                                       2,465,000                2,552,064

MICHIGAN--13.7%

Michigan Building Authority, Revenue

   7.87%, 10/15/2017                                                                          5,000,000  (a,b)         5,709,650

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,255,514

Detroit, Water Supply Systems Revenue 5%, 7/1/2021                                            1,750,000                1,750,385

Dickinson County Healthcare Systems, HR

   5.80%, 11/1/2024 (Insured; ACA)                                                            5,000,000                5,146,200

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (c)           2,410,400

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,922,197

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           9,318,320

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                                                   7,000,000                6,960,800

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                6,152,950

Royal Oak Hospital Financing Authority, HR (William Beaumont

   Hospital) 5.25%, 11/15/2031                                                                5,290,000                5,354,221

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 5,505,000                5,576,840


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA--2.0%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,130,200

Minneapolis and Saint Paul Metropolitan Airports Commission

  Special Facilities Revenue (Northwest Airlines)

   7%, 4/1/2025                                                                               1,700,000                1,686,298

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                                            2,520,000                2,657,768

   6%, 1/1/2021                                                                               2,245,000                2,359,203

MISSOURI--2.3%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed: FNMA, GNMA)                                                   1,500,000                1,589,355

Saint Louis, Airport Revenue (Airport Development

   Program) 5%, 7/1/2026 (Insured; MBIA)                                                      1,850,000                1,850,592

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                6,553,080

NEBRASKA--1.0%

Douglas County:

   5%, 12/15/2017                                                                             2,115,000                2,169,377

   5%, 12/15/2018                                                                             2,350,000                2,396,201

NEW HAMPSHIRE--.5%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                                           475,000                  485,450

      7.70%, 7/1/2029                                                                         1,635,000                1,644,548

NEW YORK--7.9%

Monroe Tobacco Asset Securitization Corp., Tobacco

  Settlement Asset Backed Bonds

   6.625%, 6/1/2042                                                                           3,000,000                3,317,430

New York State Dormitory Authority, Revenue:

  (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         2,750,000                2,888,325

   (State University Educational Facilities):

      7.50%, 5/15/2013                                                                        2,500,000                3,247,025

      5.50%, 5/15/2026                                                                       10,000,000               10,370,400

Port Authority of New York and New Jersey, Special

   Obligation Revenue 9.34%, 12/1/2022                                                        2,850,000  (a,b)         3,321,932

Triborough Bridge and Tunnel Authority, Highway Toll
   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                                                  10,000,000               11,120,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--3.7%

Charlotte, Special Facilities, Airport and Marina

  Revenue (Charlotte--Douglas International Airport)

   5.60%, 7/1/2027                                                                            9,480,000                6,612,869

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,102,480

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,841,738

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026                                                             5,000,000                5,508,050

NORTH DAKOTA--1.0%

North Dakota Housing Finance Agency, SFMR:

   7.30%, 7/1/2024                                                                            2,155,000                2,202,841

   7.75%, 7/1/2024 (Insured; MBIA)                                                            2,100,000                2,144,814

OHIO--5.1%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                           3,115,000                3,254,459

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                5,043,839

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         4,990,000                5,339,450

Ohio Water Development Authority, Pollution Control Facilities

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               8,400,000                8,611,176

OKLAHOMA--1.6%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                7,003,460

OREGON--.9%

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,803,555

PENNSYLVANIA--5.7%

Allegheny County Sanitation Authority, Sewer Revenue

   5.375%, 12/1/2024 (Insured; MBIA)                                                         13,700,000               14,187,857

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,397,345

Lehigh County General Purpose Authority, Revenue (Wiley

   House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                            3,500,000  (c)           3,609,375


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational Facilities Authority,

   Revenue 5.625%, 6/15/2019 (Insured; AMBAC)                                                 2,605,000                2,670,177

RHODE ISLAND--.3%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                       1,155,000                1,179,786

SOUTH CAROLINA--2.0%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               8,050,000                8,657,292

TEXAS--8.2%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                                                     10,000,000               11,183,000

Austin Convention Enterprises Inc., Convention Center:

   6.70%, 1/1/2028                                                                            5,000,000                5,265,100

   Trust Certificates 5.75%, 1/1/2032                                                         5,000,000                5,180,350

Houston, Airport System Revenue:

   5.50%, 7/1/2030 (Insured; FSA)                                                             4,175,000                4,338,910

   Special Facilities (Continental Airlines Project):

      5.70%, 7/15/2029                                                                        2,075,000                1,828,635

      6.75%, 7/1/2029                                                                         5,000,000                5,003,200

Tomball Hospital Authority, Health Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,200,000                2,974,240

UTAH--1.0%

Carbon County, SWDR (Sunnyside Cogeneration Project):

   7.10%, 8/15/2023                                                                           3,800,000                3,968,834

   Zero Coupon, 8/15/2024                                                                     1,235,000                  318,334

WASHINGTON--4.4%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                6,148,286

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               13,141,129

WEST VIRGINIA--1.2%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,703,925

West Virginia Higher Education Interim Governing Board

   (Marshall University) 5%, 5/1/2031 (Insured; FGIC)                                         2,540,000                2,522,347

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--.2%

Green Bay Brown County, Professional Football Stadium

  (Lambeau Field Renovation Project)

   5%, 2/1/2017 (Insured; AMBAC)                                                              1,000,000                1,034,500

WYOMING--1.1%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                                            2,200,000                2,296,668

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,655,300

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $399,407,320)                                                                                               425,005,100
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.3%

Martin County, PCR, VRDN (Florida Power And Light Co.

   Project) 2.65%                                                                             1,600,000  (d)           1,600,000

MISSISSIPPI--.7%

Mississippi Business Finance Corp., SWDR, VRDN

   (Mississippi Power Co. Project) 2.65%                                                      3,000,000  (d)           3,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,600,000)                                                                                                   4,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $404,007,320)                                                                            98.4%              429,605,100

CASH AND RECEIVABLES (NET)                                                                         1.6%                6,869,680

NET ASSETS                                                                                       100.0%              436,474,780


Summary of Abbreviations

ACA                       American Capital Access                     HR                  Hospital Revenue

AMBAC                     American Municipal Bond                     LR                  Lease Revenue
                             Assurance Corporation
                                                                      MBIA                Municipal Bond Investors
COP                       Certificate of Participation                                       Assurance Insurance
                                                                                             Corporation
FGIC                      Financial Guaranty Insurance
                             Company                                  MFHR                Multi-Family Housing Revenue

FHA                       Federal Housing Administration              MFMR                Multi-Family Mortgage Revenue

FNMA                      Federal National Mortgage                   PCR                 Pollution Control Revenue
                             Association
                                                                      SFMR                Single Family Mortgage Revenue
FSA                       Financial Security Assurance
                                                                      SWDR                Solid Waste Disposal Revenue
GNMA                      Government National Mortgage
                             Association                              VRDN                Variable Rate Demand Notes





















Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.8

AA                               Aa                              AA                                               16.0

A                                A                               A                                                15.1

BBB                              Baa                             BBB                                              11.8

BB                               Ba                              BB                                                2.2

B                                B                               B                                                  .6

F1                               Mig1                            SP1                                               1.1

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     9.4

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $21,955,943 OR 5.0% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           404,007,320   429,605,100

Cash                                                                    731,366

Interest receivable                                                   6,569,031

Prepaid expenses                                                         16,443

                                                                     436,921,940
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           325,460

Payable for shares of Common Stock redeemed                               1,335

Accrued expenses                                                        120,365

                                                                        447,160
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      436,474,780
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     430,142,780

Accumulated undistributed investment income--net                        405,006

Accumulated net realized gain (loss) on investments                (19,670,786)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           25,597,780
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     436,474,780
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      31,125,438

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.02


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended August 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,214,245

EXPENSES:

Management fee--Note 3(a)                                            1,175,828

Shareholder servicing costs--Note 3(b)                                 557,486

Custodian fees                                                          25,767

Professional fees                                                       25,439

Registration fees                                                       10,907

Loan commitment fees--Note 2                                             1,000

Miscellaneous                                                            3,756

TOTAL EXPENSES                                                       1,800,183

INVESTMENT INCOME--NET                                              11,414,062
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                294,504

Net unrealized appreciation (depreciation) on investments            9,915,695

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,210,199

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,624,261

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2001         Year Ended
                                              (Unaudited)  February 28, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,414,062         23,319,191

Net realized gain (loss) on investments           294,504         (1,655,452)

Net unrealized appreciation (depreciation)
   on investments                               9,915,695         22,865,226

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,624,261         44,528,965
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (11,148,027)         (23,319,191)

Net realized gain on investments                 (40,136)                --

TOTAL DIVIDENDS                              (11,188,163)         (23,319,191)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  59,691,989          36,182,992

Dividends reinvested                            7,644,739          15,994,413

Cost of shares redeemed                      (67,365,470)         (86,146,836)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    (28,742)         (33,969,431)

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,407,356          (12,759,657)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           426,067,424          438,827,081

END OF PERIOD                                 436,474,780          426,067,424

Undistributed investment income--net              405,006                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,339,802            2,703,143

Shares issued for dividends reinvested            557,135            1,195,158

Shares redeemed                               (4,903,175)          (6,453,998)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,238)          (2,555,697)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                         August 31, 2001(a)                            Fiscal Year Ended February,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.69         13.03         14.57         14.95          14.53       15.00

Investment Operations:

Investment income--net                                 .37           .73           .73           .74            .77         .78

Net realized and unrealized
   gain (loss) on investments                          .32           .66         (1.42)         (.09)           .44        (.21)

Total from Investment Operations                       .69          1.39          (.69)          .65           1.21         .57

Distributions:

Dividends from investment
   income--net                                        (.36)         (.73)         (.73)         (.74)         (.77)       (.78)

Dividends from net realized gain
   on investments                                     (.00)(b)        --          (.12)         (.29)         (.02)       (.26)

Total Distributions                                   (.36)         (.73)         (.85)        (1.03)         (.79)      (1.04)

Net asset value, end of period                       14.02         13.69         13.03         14.57         14.95       14.53
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     10.20(c)      10.92         (4.81)         4.47          8.52        4.04
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .84(c)        .87           .87           .86           .87           .88

Ratio of net investment income
   to average net assets                              5.34(c)       5.44          5.29          5.04          5.23          5.40

Portfolio Turnover Rate                              36.16(d)      43.00         47.10         99.51         91.37        115.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     436,475       426,067       438,827       575,213       653,515       690,093

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED AUGUST 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 5.21% TO 5.34%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,817 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $19,898,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $12,272,000 of the carryover expires in fiscal 2008 and $7,626,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 2001, there was no expense reimbursement pursuant to the Agreement.


(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended August 31, 2001, the fund was charged $429,045 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $94,865 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2001, redemption fees charged and retained by the fund amounted to $31,194.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $149,983,250 and $150,673,029, respectively.

At  August  31, 2001, accumulated net unrealized appreciation on investments was
$25,597,780,   consisting  of  $30,740,501  gross  unrealized  appreciation  and
$5,142,721 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $138,971 increase in accumulated undistributed investment income-net and a corresponding $138,971 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on January 1, 2001.

The effect of this change for the period ended August 31, 2001 was to increase net investment income by $266,036, decrease net unrealized appreciation (depreciation) by $2,051 and decrease net realized gains (losses) by $263,985.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES



                      For More Information

                        General Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  106SA0801